EXHIBIT 99.2 Earnings Webcast and Conference Call Fourth Quarter and Fiscal Year 2019 © 2018 | ‹#›

Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year 2020 Guidance” section are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2019 (the “2019 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2019 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; a material security breach or cybersecurity attack affecting the information of Broadridge's clients; changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; declines in participation and activity in the securities markets; the failure of Broadridge's key service providers to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation. ASC 606 Revenue Accounting Change Effective July 1, 2018, Broadridge adopted Accounting Standards Update No. 2014-09 “Revenue from Contracts with Customers” and its related amendments (the “ASC 606 revenue accounting change”) using the modified retrospective transition approach. Under this transition approach, results for reporting periods beginning after July 1, 2018 reflect the ASC 606 revenue accounting change while prior period amounts have not been adjusted and continue to be reported in accordance with historical accounting guidelines. Where noted however, discussions of certain revenue metrics are presented assuming that the ASC 606 revenue accounting change had been applied to fiscal year 2018 revenues. Please refer to pages 21 and 22 for a full presentation of reported fiscal year 2018 revenues giving effect to the ASC 606 revenue accounting change and to page 25 for a reconciliation of reported fiscal year 2018 GAAP Total revenues to non-GAAP ASC 606 Total revenues. 2018 | 2

Use of Non-GAAP Financial Measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, for internal planning and forecasting purposes and in the calculation of performance-based compensation. In addition, and as a consequence of the importance of these Non- GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings and Adjusted Earnings Per Share These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing operating performance. These adjusted measures exclude the impact of: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, (iii) U.S. Tax Cuts and Jobs Act (the "Tax Act") items and (iv) the Gain on Sale of Securities. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. Tax Act items represent the net impact of a U.S. federal transition tax on earnings of certain foreign subsidiaries, foreign jurisdiction withholding taxes and certain benefits related to the remeasurement of the Company’s net U.S. federal and state deferred tax liabilities attributable to the Tax Act. The Gain on Sale of Securities represents a non-operating gain on the sale of securities associated with the Company's retirement plan obligations. We exclude Tax Act items and Gain on Sale of Securities from our adjusted earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and these items do not reflect ordinary operations or earnings. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non-cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets. Free Cash Flow In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities less Capital expenditures as well as Software purchases and capitalized internal use software. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. 2018 | 3

Highlights ▪ Strong fiscal year 2019 results • Recurring fee revenues up 6% to $2.8 billion, Diluted EPS growth up 14% and Adjusted EPS up 11% to $4.66 • Record Closed sales of $233 million, up 9% • Ongoing investments in new products and M&A expected to strengthen and grow our business ▪ 11% annual dividend increase emphasizes commitment to capital stewardship and long-term value creation • 8th consecutive double-digit increase • $367 million additional return to shareholders via fiscal 2019 share buybacks ▪ Fiscal year 2020 Guidance calls for another strong year • Recurring fee revenue growth of 8-10% and Total revenue growth of 3-6% • Continued margin expansion and Adjusted EPS growth of 8-12% • Closed sales of $190-$230 million • FY 2020 guidance positions Broadridge to achieve high-end of three-year Adjusted EPS objective 2018 | 4

Fourth Quarter 2019 Operating Review ▪ Strong fourth quarter helped propel record full year Closed sales • Ended fiscal 2019 on a strong note with 4Q Closed sales of $72 million • Fourth quarter sales highlighted breadth of Broadridge's portfolio • Full year Closed sales record included landmark wealth management sale ▪ Continued strong performance from ICS • Recurring fee revenue growth of 9% excluding customer communications • Continued solid growth in stock- and interim-records, in line with long-term trends • Strong growth in corporate issuer and data & analytics products • Customer communications revenues declined 1% ▪ GTO growth reaccelerated • Recurring fee revenue growth of 8%, including 5% organic growth • Strong revenue backlog expected to drive strong growth in fiscal 2020 • RPM acquisition should strengthen wealth management product suite 2018 | 5

Strategic Update

Deliver on financial objectives	Execute on growth strategy	Strengthen long-term growth foundations
• Achieved FY2019 Guidance including 6% Recurring fee revenue growth and double-digit EPS growth • Record Closed sales in FY2019 • FY2020 Guidance positions Broadridge to meet high-end of three-year EPS objective • Balanced execution against capital allocation priorities	• New digital capabilities, including new proxy voting app • Paving way for MF notice-and-access • Extending services across governance network • Extending GPTM platform capabilities • Landmark Wealth deal • RPM, TD and Rockall acquisitions to accelerate growth	• 97% Recurring fee revenue retention • Employer of choice • Continued focus on integrating AI, blockchain, cloud and digital • Strengthening of world-class product and technology capabilities • Attracting new talent

Broadridge

2018 | 6

Fourth Quarter 2019 Revenue Growth (Reported and ASC 606) Dollars in millions 4Q 2018 4Q 2019 Growth Reported ASC 606 Reported Reported ASC 606 Recurring Fee Revenues $ 862 $ 764 $ 813 (6)% 6 % Event-Driven Fee Revenues 61 60 51 (16)% (15)% Distribution Revenues 423 399 378 (11)% (5)% FX (25) (25) (31) Total Revenues $ 1,320 $ 1,198 $ 1,211 (8)% 1 % Notes: (1) Please refer to pages 21 and 22 for a full presentation of reported FY18 revenues giving effect to the ASC 606 revenue accounting change and GAAP to Non-GAAP reconciliation on page 25. (2) Amounts may not sum due to rounding. 2018 | 7

Fiscal Year 2019 Revenue Growth (Reported and ASC 606) Dollars in millions FY 2018 FY 2019 Growth Reported ASC 606 Reported Reported ASC 606 Recurring Fee Revenues $ 2,610 $ 2,611 $ 2,759 6% 6 % Event-Driven Fee Revenues 284 282 244 (14)% (13)% Distribution Revenues 1,513 1,523 1,461 (3)% (4)% FX (77) (77) (102) Total Revenues $ 4,330 $ 4,338 $ 4,362 1% 1 % Notes: (1) Please refer to pages 21 and 22 for a full presentation of reported FY18 revenues giving effect to the ASC 606 revenue accounting change and GAAP to Non-GAAP reconciliation on page 25. (2) Amounts may not sum due to rounding. 2018 | 8

Fourth Quarter 2019 Revenue Growth Drivers ▪ Fourth Quarter 2019 Total revenues grew 1% to $1.2 billion +4 pts. +1% (1) pt. (2) pts. $1,211M $1,198M (1) pt. 4Q '18 ASC 606 Total Revs. Recurring Event-Driven Distribution FX 4Q '19 Total Revs. ▪ Fourth Quarter 2019 Recurring fee revenues grew 6% to $813 million Organic Growth: 5% +6% +6 pts. +1 pt. +2 pts (3) pts. $813M $764M 4Q '18 ASC 606 Recurring Revs. Closed Sales Client Losses Internal Growth Acquisitions 4Q '19 Recurring Revs. Notes: (1) Please refer to pages 21 and 22 for a full presentation of reported FY18 revenues giving effect to the ASC 606 revenue accounting change and GAAP to Non-GAAP reconciliation on page 25. (2) Amounts may not sum due to rounding. 2018 | 9

4Q 2019 Segment Revenue Growth (Reported and ASC 606) Dollars in millions 4Q FY18 4Q FY19 Growth Reported ASC 606 Reported Reported ASC 606 Investor Communication Solutions Recurring Fee Revenues $ 628 $ 530 $ 561 (11)% 6 % Event-Driven Fee Revenues 61 60 51 (16)% (15)% Distribution Revenues 423 399 378 (11)% (5)% Total ICS Revenues $ 1,112 $ 989 $ 990 (11)% — % Global Technology and Operations Revenues $ 234 $ 234 $ 253 8% 8% ICS GTO 4Q FY19 Recurring Revenue Growth Drivers (1) Net New Business 3 pts 3 pts Internal Growth 2 pts 2 pts Organic Recurring Fee Revenue Growth 5 pts 5 pts Acquisitions 1 pt 3 pts Recurring Fee Revenue Growth (1) 6% 8 % Notes: (1) 4Q FY19 Recurring Revenue Growth Drivers calculated using 4Q FY18 ASC 606 recurring fee revenues. (2) Please refer to pages 21 and 22 for a full presentation of reported FY18 revenues giving effect to the ASC 606 revenue accounting change. (3) Amounts may not sum due to rounding. 2018 | 10

Fourth Quarter 2019 Operating Income and EPS Dollars in millions, except per share amounts Year-over-Year Change in Operating Income Year-over-Year Change in EPS and and Adjusted Operating Income Adjusted EPS $400 $2.30 $350 $300 $1.90 (8)% (8)% (10)% (10)% $291 $1.86 $250 $1.72 $1.72 $266 $267 $1.50 $241 $1.55 $200 $1.10 $150 $0.70 $100 $50 $0.30 Operating Income Adjusted Operating Income Diluted EPS Adjusted EPS 4Q 2018 4Q 2019 4Q 2018 4Q 2019 2018 | 11

Fiscal Year 2019 Operating Income and EPS Dollars in millions, except per share amounts Year-over-Year Change in Operating Income Year-over-Year Change in EPS and and Adjusted Operating Income Adjusted EPS $800 +8% $4.80 +11% $750 $4.66 $746 $4.50 $700 +9% +14% $688 $4.20 $650 $4.19 $653 $3.90 $4.06 $600 $598 $550 $3.60 $3.56 $500 $3.30 Operating Income Adjusted Operating Income Diluted EPS Adjusted EPS FY 2018 FY 2019 FY 2018 FY 2019 2018 | 12

Capital Allocation and Summary Balance Sheet Dollars in millions Select Uses of Summary Balance Sheet Cash in FY2019 as of June 30, 2019 Assets M&A (a) $355 Cash and cash equivalents $ 273 Other assets 3,608 CapEx and Software $73 Total assets $ 3,881 Dividends $211 Liabilities and Stockholders' Equity Total debt outstanding $ 1,470 Share Repurchases (b) $367 Other liabilities 1,283 Total liabilities $ 2,753 $0 $100 $200 $300 $400 $500 Total stockholders' equity $ 1,128 9M 2019 4Q 2019 (a) Excludes deferred acquisition payments of approximately $44M related to the acquisition of RPM Technologies. $43M expected to be paid in the fiscal Note: Amounts may not sum due to rounding. first quarter of FY2020. (b) Purchases of Treasury stock, net of proceeds from exercise of stock options. 2018 | 13

Record Sales Building Revenue Backlog

$'s in millions

Year-over-Year Closed Sales Performance[1]



$230
$210
$190
$170
$150
+9%
$215
$233
FY18
FY19

Recurring Revenue Backlog as of June 30[1, 2]



Total ~$295
Total ~$330
$80
$215
$90
$240
2018
2019
Not Yet Live
Live

(1) Closed sales and Recurring Revenue Backlog are Broadridge estimates and subject to revision.

(2) Recurring Revenue Backlog represents an estimate of first year revenues from Closed sales that have not yet been recognized and are expected to be recognized. Not Yet Live represents the subset of the Backlog where none of the first year revenues from Closed sales have been recognized but are expected to be recognized. Live represents the subset of the Backlog where a portion of the first year revenues from Closed sales have been recognized in previous periods.

Broadridge 2018 | 14

Fiscal Year 2020 Guidance Recurring fee revenue growth 8 - 10% Total revenue growth 3 - 6% Operating income margin - GAAP ~15% Adjusted Operating income margin - Non-GAAP ~18% Diluted earnings per share growth1 5 - 9% Adjusted earnings per share growth1 - Non-GAAP 8 - 12% Closed sales $190 - $230M (1) Fiscal year 2020 guidance includes $20 million of excess tax benefits related to stock-based compensation. 2018 | 15

Appendix 2018 | 16

Fiscal Year 2019 Revenue Growth Drivers ▪ Fiscal Year 2019 Total revenues grew 1% to $4.4 billion +3 pts. +1% (1) pt. (1) pt. (1) pt. $4,362M $4,330M FY '18 Reported Total Revs. Recurring Event-Driven Distribution FX FY '19 Total Revs. ▪ Fiscal year 2019 Recurring fee revenues grew 6% to $2.8 billion Organic Growth: 5% +6 pts. +6% +1 pt. +1 pt. $2,759M (3) pts. $2,610M FY '18 Reported Recurring Revs. Closed Sales Client Losses Internal Growth Acquisitions FY '19 Recurring Revs. Notes: (1) Please refer to pages 21 and 22 for a full presentation of reported FY18 revenues giving effect to the ASC 606 revenue accounting change and GAAP to Non-GAAP reconciliation on page 25. (2) Amounts may not sum due to rounding. 2018 | 17

FY 2019 Segment Results (Reported and ASC 606) FY18 FY19 Growth Dollars in millions Reported ASC 606 Reported Reported ASC 606 Investor Communication Solutions Recurring Fee Revenues $ 1,699 $ 1,700 $ 1,806 6% 6 % Event-Driven Fee Revenues 284 282 244 (14)% (13)% Distribution Revenues 1,513 1,523 1,461 (3)% (4)% Total Revenues $ 3,496 $ 3,504 $ 3,511 — % 0% Global Technology and Operations Revenues $ 912 $ 911 $ 954 5% 5 % ICS GTO FY19 Recurring Revenue Growth Drivers (1) Net New Business 4 pts 3 pts Internal Growth 1 pt 1 pt Organic Recurring Fee Revenue Growth 5 pts 4 pts Acquisitions 1 pt 1 pt Recurring Fee Revenue Growth (1) 6% 5 % Notes: (1) FY19 Recurring Revenue Growth Drivers calculated using FY18 ASC 606 recurring fee revenues. (2) Please refer to pages 21 and 22 for a full presentation of reported FY18 revenue giving effect to the ASC 606 revenue accounting change. (3) Amounts may not sum due to rounding. 2018 | 18

Tax Act and Excess Tax Benefit ("ETB") Impact 4Q FY 2020 2018 2019 2018 2019 FY Dollars in millions Indicative Earnings before income taxes $258.0 $230.0 $561.0 $607.3 Provision for income taxes (excluding ETB and non-recurring gains and charges) $74.2 $56.9 $158.6 $144.5 Net Tax Charges (0.7) — 15.4 — — ETB (22.3) (10.1) (40.9) (19.3) ~(20) Provision for income taxes (GAAP) $51.2 $46.8 $133.1 $125.2 Tax Rates Tax Rate (excluding ETB and non-recurring gains and charges) 28.8% 24.7% 28.3% 23.8% ~24% Tax Rate (GAAP) 19.8% 20.3% 23.7% 20.6% ~21% EPS Growth (a) Diluted EPS 10% (10)% 32% 14% Adjusted EPS 9% (8)% 34% 11% Adjusted EPS (excluding ETB) (2)% (2)% 23% 17% (1) Please refer to page 24 for the GAAP to Non-GAAP reconciliation. Note: Amounts may not sum due to rounding. 2018 | 19

Supplemental Reporting Detail - Product Line Reporting

Dollars in millions	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 FY	2019 1Q	2019 2Q	2019 3Q	2019 4Q	2019 FY
Investor Communication Solutions ("ICS")										
Equity proxy	$ 30.0	$ 33.6	$ 45.1	$ 298.1	$ 406.8	$ 31.0	$ 41.7	$ 152.9	$ 211.4	$ 437.0
Mutual fund and ETF interims	49.2	46.9	67.0	58.3	221.4	57.8	60.7	82.1	65.3	265.9
Customer communications and fulfillment	181.5	187.3	210.7	180.6	760.1	174.9	182.6	201.1	177.8	736.4
Other ICS	72.2	66.5	80.7	91.1	310.6	83.8	82.1	94.4	106.3	366.5
Total ICS recurring fee revenues	**$ 332.9**	**$ 334.4**	**$ 403.5**	**$ 628.0**	**$1,698.9**	**$ 347.4**	**$ 367.2**	**$ 530.5**	**$ 560.7**	**$1,805.8**
Equity and other	$ 30.8	$ 28.8	$ 39.9	$ 34.9	$ 134.4	$ 24.1	$ 19.5	$ 35.4	$ 28.3	$ 107.3
Mutual funds	28.5	68.6	26.6	25.8	149.4	52.8	28.6	33.1	22.7	137.2
Total Event-driven fee revenues	**$ 59.3**	**$ 97.3**	**$ 66.5**	**$ 60.7**	**$ 283.9**	**$ 76.9**	**$ 48.1**	**$ 68.4**	**$ 51.0**	**$ 244.5**
Distribution	334.2	370.4	385.4	422.9	1,512.9	341.4	322.9	418.2	378.4	1,460.8
Total ICS revenues	**$ 726.4**	**$ 802.2**	**$ 855.3**	**$1,111.7**	**$3,495.6**	**$ 765.8**	**$ 738.1**	**$1,017.1**	**$ 990.1**	**$3,511.1**
Global Technology and Operations ("GTO")										
Equities and other	$ 179.0	$ 189.4	$ 195.9	$ 193.0	$ 757.2	$ 187.7	$ 196.5	$ 195.5	$ 209.2	$ 788.9
Fixed income	35.9	38.5	39.3	40.5	154.3	40.0	40.1	41.1	43.4	164.6
Total GTO recurring fee revenues	**$ 214.9**	**$ 228.0**	**$ 235.2**	**$ 233.5**	**$ 911.6**	**$ 227.7**	**$ 236.6**	**$ 236.6**	**$ 252.6**	**$ 953.5**
Foreign currency exchange	(16.5)	(17.4)	(18.6)	(24.8)	(77.3)	(20.7)	(21.4)	(28.9)	(31.5)	(102.4)
Total revenues	**$ 924.8**	**$1,012.8**	**$1,071.9**	**$1,320.4**	**$4,329.9**	**$ 972.8**	**$ 953.4**	**$1,224.8**	**$1,211.2**	**$4,362.2**
Revenues by Type										
Recurring fee revenues	$ 547.8	$ 562.4	$ 638.6	$ 861.5	$2,610.4	$ 575.2	$ 603.8	$ 767.0	$ 813.3	$2,759.3
Event-driven fee revenues	59.3	97.3	66.5	60.7	283.9	76.9	48.1	68.4	51.0	244.5
Distribution revenues	334.2	370.4	385.4	422.9	1,512.9	341.4	322.9	418.2	378.4	1,460.8
Foreign currency exchange	(16.5)	(17.4)	(18.6)	(24.8)	(77.3)	(20.7)	(21.4)	(28.9)	(31.5)	(102.4)
Total revenues	**$ 924.8**	**$1,012.8**	**$1,071.9**	**$1,320.4**	**$4,329.9**	**$ 972.8**	**$ 953.4**	**$1,224.8**	**$1,211.2**	**$4,362.2**

Note: Amounts may not sum due to rounding.

Broadridge

2018 | 20

FY2018 Total Revenues: Impact of ASC 606 2018 Dollars in millions Q1 Q2 Q3 Q4 FY Revenues As Reported Recurring Fee Revenues $ 547.8 $ 562.4 $ 638.6 $ 861.5 $2,610.4 Event-Driven Fee Revenues 59.3 97.3 66.5 60.7 283.9 Distribution Revenues 334.2 370.4 385.4 422.9 1,512.9 FX (16.5) (17.4) (18.6) (24.8) (77.3) Total Revenues $ 924.8 $1,012.8 $1,071.9 $1,320.4 $4,329.9 Revenue Adjustments from ASC 606 Revenue Accounting Change Recurring Fee Revenues $ (3.3) $ 3.5 $ 97.8 $ (97.5) $ 0.4 Event-Driven Fee Revenues 43.9 (47.3) 2.1 (1.0) (2.2) Distribution Revenues 18.5 (21.4) 36.4 (24.0) 9.6 FX — — — — — Total Revenues $ 59.1 $ (65.2) $ 136.3 $ (122.5) $ 7.7 ASC 606 Revenues Recurring Fee Revenues $ 544.5 $ 565.9 $ 736.4 $ 764.0 $2,610.8 Event-Driven Fee Revenues 103.2 50.0 68.6 59.7 281.6 Distribution Revenues 352.8 349.0 421.8 399.0 1,522.5 FX (16.5) (17.4) (18.6) (24.8) (77.3) Total Revenues $ 983.9 $ 947.6 $1,208.2 $1,197.9 $4,337.6 Note: (1) Please refer to the GAAP to Non-GAAP reconciliation on page 25 for impact of the ASC 606 revenue accounting change on FY2018 Total revenues. (2) Amounts may not sum due to rounding. 2018 | 21

FY 2018 Segment Recurring Fee Revenues: Impact of ASC 606 2018 Dollars in millions Q1 Q2 Q3 Q4 FY Recurring Fee Revenues As Reported ICS $ 332.9 $ 334.4 $ 403.5 $ 628.0 $1,698.9 GTO 214.9 228.0 235.2 233.5 911.6 Total Recurring Fee Revenues $ 547.8 $ 562.4 $ 638.6 $ 861.5 $2,610.4 % of FY Recurring Fee Revenue 21.0% 21.5% 24.5% 33.0% 100.0% Recurring Fee Revenue Adjustments from ASC 606 Revenue Accounting Change ICS $ (1.1) $ 3.1 $ 96.9 $ (97.7) $ 1.3 GTO (2.3) 0.4 0.8 0.2 (0.9) Total Recurring Fee Revenues $ (3.3) $ 3.5 $ 97.8 $ (97.5) $ 0.4 ASC 606 Recurring Fee Revenues ICS $ 331.8 $ 337.5 $ 500.4 $ 530.4 $1,700.1 GTO 212.6 228.4 236.0 233.7 910.7 Total Recurring Fee Revenues $ 544.5 $ 565.9 $ 736.4 $ 764.0 $2,610.8 % of FY Recurring Fee Revenue 20.9% 21.7% 28.2% 29.3% 100.0% Note: Amounts may not sum due to rounding. 2018 | 22

Reconciliation of GAAP to Non-GAAP Measures (Unaudited) Dollars in millions Three Months Ended June 30, Fiscal Year 2019 2018 2019 2018 Operating income (GAAP) $ 240.8 $ 266.2 $ 652.7 $ 598.1 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 23.1 22.1 87.4 81.4 Acquisition and Integration Costs 3.2 2.8 6.4 8.8 Adjusted Operating income (Non-GAAP) $ 267.1 $ 291.0 $ 746.5 $ 688.2 Operating income margin (GAAP) 19.9% 20.2% 15.0% 13.8% Adjusted Operating income margin (Non-GAAP) 22.1% 22.0% 17.1% 15.9% Three Months Ended June 30, Fiscal Year 2019 2018 2019 2018 Net earnings (GAAP) $ 183.2 $ 206.9 $ 482.1 $ 427.9 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 23.1 22.1 87.4 81.4 Acquisition and Integration Costs 3.2 2.8 6.4 8.8 Gain on Sale of Securities — — — (5.5) Taxable adjustments 26.3 24.8 93.8 84.7 Tax Act items — (0.7) — 15.4 Tax impact of adjustments (a) (6.7) (7.3) (22.3) (23.9) Adjusted Net earnings (Non-GAAP) $ 202.9 $ 223.7 $ 553.6 $ 504.1 (a) Calculated using the GAAP effective tax rate, adjusted to exclude $10.1 million and $19.3 million of excess tax benefits associated with stock-based compensation for the three months and fiscal year ended June 30, 2019, and $22.3 million and $40.9 million of excess tax benefits associated with stock-based compensation for the three months and fiscal year ended June 30, 2018, as well as the net $0.7 million benefits and $15.4 million charges associated with the Tax Act for the three months and fiscal year ended June 30, 2018. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. Note: Amounts may not sum due to rounding. 2018 | 23

Reconciliation of GAAP to Non-GAAP Measures (Unaudited) Dollars in millions, except per share amounts Three Months Ended June 30, Fiscal Year 2019 2018 2019 2018 Diluted earnings per share (GAAP) $ 1.55 $ 1.72 $ 4.06 $ 3.56 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.20 0.18 0.74 0.68 Acquisition and Integration Costs 0.03 0.02 0.05 0.07 Gain on Sale of Securities — — — (0.05) Taxable adjustments 0.22 0.21 0.79 0.70 Tax Act items — (0.01) — 0.13 Tax impact of adjustments (a) (0.06) (0.06) (0.19) (0.20) Adjusted earnings per share (Non-GAAP) $ 1.72 $ 1.86 $ 4.66 $ 4.19 Fiscal Year 2019 2018 Net cash flows provided by operating activities (GAAP) $ 617.0 $ 693.6 Capital expenditures and Software purchases and capitalized internal use software (72.6) (97.9) Free cash flow (Non-GAAP) $ 544.4 $ 595.7 (a) Calculated using the GAAP effective tax rate, adjusted to exclude $10.1 million and $19.3 million of excess tax benefits associated with stock-based compensation for the three months and fiscal year ended June 30, 2019, and $22.3 million and $40.9 million of excess tax benefits associated with stock-based compensation for the three months and fiscal year ended June 30, 2018, as well as the net $0.7 million benefits and $15.4 million charges associated with the Tax Act for the three months and fiscal year ended June 30, 2018. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. Note: Amounts may not sum due to rounding. 2018 | 24

Reconciliation of GAAP to Non-GAAP Measures (Unaudited) Three Months Ended Fiscal Year Dollars in millions Sept. 30, 2017 Dec. 31, 2017 March 31, 2018 June 30 , 2018 2018 Total Revenues $ 924.8 $ 1,012.8 $ 1,071.9 $ 1,320.4 $ 4,329.9 ASC 606 Accounting Impact (a) 59.1 (65.2) 136.3 (122.5) 7.7 ASC 606 Total Revenues (a) $ 983.9 $ 947.6 $ 1,208.2 $ 1,197.9 $ 4,337.6 (a) Reflects the impact of the ASC 606 revenue accounting change on fiscal year 2018 reported Total revenues. Note: Amounts may not sum due to rounding. 2018 | 25

Reconciliation of GAAP to Non-GAAP Measures - FY20 Guidance (Unaudited) FY20 Adjusted Earnings Per Share Growth Rate (a) Diluted earnings per share (GAAP) 5% - 9% Adjusted earnings per share (Non-GAAP) 8% - 12% FY20 Adjusted Operating Income Margin (b) Operating income margin % (GAAP) ~15% Adjusted Operating income margin % (Non-GAAP) ~18% (a) Adjusted earnings per share growth (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs, and is calculated using diluted shares outstanding. Fiscal year 2020 Non- GAAP Adjusted earnings per share guidance estimates exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs, net of taxes, of approximately $0.77 per share. (b) Adjusted Operating income margin (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs. Fiscal year 2019 Non-GAAP Adjusted Operating income margin guidance estimates exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs of approximately $118 million. 2018 | 26

Broadridge Investor Relations Contacts W. Edings Thibault Tel: 516-472-5129 Email: edings.thibault@broadridge.com James Ullenes Tel: 516-472-5016 Email: james.ullenes@broadridge.com 2018 | 27